COMMITMENTS AND CONTINGENCIES - DOLLAR THRIFTY	6 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012 Dollar Thrifty Automotive Group Inc	Dec. 31, 2011 Dollar Thrifty Automotive Group Inc
COMMITMENTS AND CONTINGENCIES
Contingencies and Off-Balance Sheet Commitments
Off-Balance Sheet Commitments
As of June 30, 2013 and December 31, 2012, the following guarantees (including indemnification commitments) were issued and outstanding:
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and we will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. We do not believe that these indemnifications are reasonably likely to have a material impact on us. Hertz Holdings has entered into indemnification agreements with each of its directors.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of June 30, 2013 and December 31, 2012, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $2.6 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).
Legal Proceedings
From time to time we are a party to various legal proceedings. We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us and our licensees. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and costs. At June 30, 2013 and December 31, 2012 our liability recorded for public liability and property damage matters was $327.5 million and $332.2 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
For a detailed description of certain of our legal proceedings please see Note 12 of the Notes to our audited annual consolidated financial statements included in our Form 10-K under the caption "Item 8—Financial Statements and Supplementary Data."
The following recent developments pertaining to legal proceedings described in our Form 10-K are furnished on a supplemental basis:
In Davis Landscape, Ltd., et al. v. Hertz Equipment Rental Corporation, the Court issued a Final Approval Order and Judgment in June 2013 giving final approval to the proposed class settlement that the court had preliminarily approved in March 2013. We have accrued our best estimate of the ultimate cost of the proposed class settlement which is not material to our financial condition, results of operations or cash flows.
In Fun Services of Kansas City, Inc., et al. v. Hertz Equipment Rental Corporation, the court issued a Final Approval Order in June 2013 giving final approval to the proposed class settlement which the court had preliminarily approved in January 2013. We have accrued our best estimate of the ultimate cost of the settlement, which is not material to our financial condition, results of operations or cash flows.
In March 2013, the court in Janet Sobel, et al. v. The Hertz Corporation granted, in part, the plaintiffs' motion for partial summary judgment with respect to restitution and granted the plaintiffs' motion for class certification, while denying the Company's motion for partial summary judgment. The court further indicated that the plaintiffs are entitled to prejudgment interest from the date of the plaintiffs' first amended complaint. A judgment has still not been entered in the case and there are expected to be further proceedings before the district court. The amount of a judgment could potentially exceed $40 million. The Company intends to appeal or seek other appropriate relief and believes that the court's liability, damages and class certification findings will be reversed. We continue to believe the outcome of this case will not be material to our financial condition, results of operations or cash flows.
Aside from the above mentioned, none of the other legal proceedings described in our Form 10-K have experienced any material changes.
In addition to the above mentioned and those described in our Form 10-K or in our other filings with SEC, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. Other than with respect to the aggregate claims for public liability and property damage pending against us, management, based on the advice of legal counsel, does not believe that any of the matters resolved, or pending against us, are material to us and our subsidiaries taken as a whole.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated. Other than with respect to the aggregate reserve established for claims for public liability and property damage, none of those reserves are material. For matters where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed in our Form 10-K or in our other filings with SEC, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.

Contingencies and Off-Balance Sheet Commitments
Legal Proceedings
From time to time we are a party to various legal proceedings. Other than with respect to the aggregate claims for public liability and property damage pending against us, management does not believe that any of the matters resolved, or pending against us, during 2012 are material to us and our subsidiaries taken as a whole. While we have accrued a liability with respect to claims for public liability and property damage of $332.2 million at December 31, 2012, management, based on the advice of legal counsel, does not believe any of the other pending matters described below are material. We have summarized below, for purposes of providing background, various legal proceedings to which we were and/or are a party during 2012 or the period after December 31, 2012 but before the filing of this Annual Report. In addition to the following, various other legal actions, claims and governmental inquiries and proceedings are pending or may be instituted or asserted in the future against us and our subsidiaries. As previously disclosed, on June 15, 2011 we received a subpoena from the staff of the Securities and Exchange Commission, or "SEC," seeking production of documents related to our proposed business combination with Dollar Thrifty. On February 14, 2013, we were informed by the staff that the investigation has been completed and that no action was taken by the staff or the SEC.

1.	Hertz Equipment Rental Corporation, or “HERC,” Loss Damage Waiver
On August 15, 2006, Davis Landscape, Ltd., individually and on behalf of all others similarly situated, filed a complaint against HERC in the United States District Court for the District of New Jersey. In November 2006, the complaint was amended to add another plaintiff, Miguel V. Pro, and more claims. The Davis Landscape matter purports to be a nationwide class action on behalf of all persons and business entities who rented equipment from HERC and who paid a Loss Damage Waiver, or “LDW,” or an Environmental Recovery Fee, or “ERF.” The plaintiffs seek a declaratory judgment and injunction prohibiting HERC from engaging in acts with respect to the LDW and ERF charges that violate the New Jersey Consumer Fraud Act and claim that the charges violate the Uniform Commercial Code. The plaintiffs also seek an unspecified amount of compensatory damages with the return of all LDW and ERF charges paid, attorneys' fees and costs as well as other damages. The court has granted class certification, denied our motion for summary judgment and the case is in the discovery stages. In February 2012, we filed separate motions for partial summary judgment on the LDW and ERF claims and we filed a motion to decertify the class. In June 2012, the judge denied our motion for partial summary judgment on the LDW claim and, in July 2012, the judge granted our motion for partial summary judgment on the ERF claim. The court also entered an order referring the case to mediation by private consent of the parties. We have continued to work through the mediator and in direct discussions with plaintiffs’ counsel on an acceptable settlement of this litigation and have accrued our best estimate of the ultimate cost which is not material to our financial condition.

2.	Concession Fee Recoveries
On October 13, 2006, Janet Sobel, Daniel Dugan, PhD. and Lydia Lee, individually and on behalf of all others similarly situated v. The Hertz Corporation and Enterprise Rent-A-Car Company, or “Enterprise,” was filed in the United States District Court for the District of Nevada. The plaintiffs agreed to not pursue claims against Enterprise initially and the case only proceeded against Hertz. The Sobel case purports to be a nationwide class action on behalf of all persons who rented cars from Hertz at airports in Nevada and were separately charged airport concession recovery fees by Hertz as part of their rental charges. The plaintiffs seek an unspecified amount of compensatory damages, restitution of any charges found to be improper and an injunction prohibiting Hertz from quoting or charging those airport fees that are alleged not to be allowed by Nevada law. The complaint also seeks attorneys' fees and costs. Relevant documents were produced, depositions were taken and pre-trial motions were filed. After the court rendered a mixed ruling on the parties' cross‑motions for summary judgment and after the Lydia Lee case was refiled against Enterprise, the parties engaged in mediation which resulted in a proposed settlement. Although the court tentatively approved the settlement in November 2010, the court denied the plaintiffs' motion for final approval of the proposed settlement in May 2011. Since that time, the plaintiffs filed a motion for class certification-which we opposed-and discovery has commenced again. A separate action is proceeding against Enterprise, National and Alamo. In May 2012, all briefing was completed on the two outstanding issues—unjust enrichment and damages. The briefing included expert reports as submitted by both sides. In October 2012, the court held a hearing on the plaintiffs’ motion for class certification. The court has since entered a stay order and the parties will again be engaging in mediation.

3.	Telephone Consumer Protection Act
On May 3, 2007, Fun Services of Kansas City, Inc., individually and as the representative of a class of similarly‑situated persons, v. Hertz Equipment Rental Corporation was commenced in the District Court of Wyandotte County, Kansas. The case was subsequently transferred to the District Court of Johnson County, Kansas. The Fun Services matter purports to be a class action on behalf of all persons in Kansas and throughout the United States who, on or after four years prior to the filing of the action, were sent facsimile messages of advertising materials relating to the availability of property, goods or services by HERC and who did not provide express permission for sending such faxes. The plaintiffs seek an unspecified amount of compensatory damages, attorney's fees and costs. In August 2009, the court issued an order that stayed all activity in this litigation pending a decision by the Kansas Supreme Court in Critchfield Physical Therapy, Inc. v. Taranto Group, Inc., another Telephone Consumer Protection Act case. The Kansas Supreme Court issued its decision in September 2011. Thereafter, the District Court of Johnson County lifted the stay in the Fun Services case and issued a scheduling order that addresses class certification discovery. In February 2012, HERC filed a Notice of Removal with the U.S. District Court for the District of Kansas seeking to remove the case to federal court based on federal question jurisdiction. In March 2012, the federal magistrate entered an order requiring the parties to engage in mediation and report back to her regarding their progress by June 2012. In June 2012, a mediation was held and as a result of the mediation, the parties reached an agreement in principle to settle this class action. A settlement that addresses compensation to class members, class counsel fees and the claims process was finalized by the parties’ counsel in January 2013. The court issued an order preliminarily approving the settlement in January 2013 and the final approval hearing is currently scheduled for April 2013. We have accrued our best estimate of the ultimate cost, which is not material to our financial condition.

4.	California Tourism Assessments
We are currently a defendant in a proceeding that purports to be a class action brought by Michael Shames and Gary Gramkow against The Hertz Corporation, Dollar Thrifty Automotive Group, Inc., Avis Budget Group, Inc., Vanguard Car Rental USA, Inc., Enterprise Rent-A-Car Company, Fox Rent A Car, Inc., Coast Leasing Corp., The California Travel and Tourism Commission, and Caroline Beteta.
Originally filed in November of 2007, the action is pending in the United States District Court for the Southern District of California, and plaintiffs claim to represent a class of individuals or entities that purchased rental car services from a defendant at airports located in California after January 1, 2007. Plaintiffs allege that the defendants agreed to charge consumers a 2.5% tourism assessment and not to compete with respect to this assessment, while misrepresenting that this assessment is owed by consumers, rather than the rental car defendants, to the California Travel and Tourism Commission, or the “CTTC.” Plaintiffs also allege that defendants agreed to pass through to consumers a fee known as the Airport Concession Fee, which fee had previously been required to be included in the rental car defendants' individual base rates, without reducing their base rates. Based on these allegations, the amended complaint seeks treble damages, disgorgement, injunctive relief, interest, attorneys' fees and costs. Plaintiffs dropped their claims against Caroline Beteta. Plaintiffs' claims against the rental car defendants have been dismissed, except for the federal antitrust claim. In June 2010, the United States Court of Appeals for the Ninth Circuit affirmed the dismissal of the plaintiffs' antitrust case against the CTTC as a state agency immune from antitrust complaint because the California Legislature foresaw the alleged price‑fixing conspiracy that was the subject of the complaint. The plaintiffs subsequently filed a petition with the Ninth Circuit seeking a rehearing and that petition was granted. In November 2010, the Ninth Circuit withdrew its June opinion and instead held that state action immunity was improperly invoked. The Ninth Circuit reinstated the plaintiffs' antitrust claims and remanded the case to the district court for further proceedings. In May 2012, the district court issued an order preliminarily approving the settlement of this action; certifying a settlement class; certifying a class representative and lead counsel; and providing for class notice. In October 2012, the court held a final approval hearing. In November 2012, the court issued an order of final approval of the settlement of this action. One of the objectors to the settlement has filed a notice of appeal of this order with the United States Court of Appeals for the Ninth Circuit. We have accrued our best estimate of the ultimate cost which is not material to our financial condition.

5.	Public Liability and Property Damage
We are currently a defendant in numerous actions and have received numerous claims on which actions have not yet been commenced for public liability and property damage arising from the operation of motor vehicles and equipment rented from us. The obligation for public liability and property damage on self-insured U.S. and international vehicles and equipment, as stated on our balance sheet, represents an estimate for both reported accident claims not yet paid and claims incurred but not yet reported. The related liabilities are recorded on a non-discounted basis. Reserve requirements are based on actuarial evaluations of historical accident claim experience and trends, as well as future projections of ultimate losses, expenses, premiums and administrative costs. At December 31, 2012 and December 31, 2011 our liability recorded for public liability and property damage matters was $332.2 million and $281.5 million, respectively. We believe that our analysis is based on the most relevant information available, combined with reasonable assumptions, and that we may prudently rely on this information to determine the estimated liability. We note the liability is subject to significant uncertainties. The adequacy of the liability reserve is regularly monitored based on evolving accident claim history and insurance related state legislation changes. If our estimates change or if actual results differ from these assumptions, the amount of the recorded liability is adjusted to reflect these results.
We intend to assert that we have meritorious defenses in the foregoing matters and we intend to defend ourselves vigorously.
We have established reserves for matters where we believe that the losses are probable and reasonably estimated, including for various of the matters set forth above. Other than with respect to the aggregate reserves established for claims for public liability and property damage, none of those reserves are material. For matters, including those described above, where we have not established a reserve, the ultimate outcome or resolution cannot be predicted at this time, or the amount of ultimate loss, if any, cannot be reasonably estimated. Litigation is subject to many uncertainties and the outcome of the individual litigated matters is not predictable with assurance. It is possible that certain of the actions, claims, inquiries or proceedings, including those discussed above, could be decided unfavorably to us or any of our subsidiaries involved. Accordingly, it is possible that an adverse outcome from such a proceeding could exceed the amount accrued in an amount that could be material to our consolidated financial condition, results of operations or cash flows in any particular reporting period.
Off-Balance Sheet Commitments
As of December 31, 2012 and December 31, 2011, the following guarantees (including indemnification commitments) were issued and outstanding.
Indemnification Obligations
In the ordinary course of business, we execute contracts involving indemnification obligations customary in the relevant industry and indemnifications specific to a transaction such as the sale of a business. These indemnification obligations might include claims relating to the following: environmental matters; intellectual property rights; governmental regulations and employment-related matters; customer, supplier and other commercial contractual relationships; and financial matters. Performance under these indemnification obligations would generally be triggered by a breach of terms of the contract or by a third party claim. We regularly evaluate the probability of having to incur costs associated with these indemnification obligations and have accrued for expected losses that are probable and estimable. The types of indemnification obligations for which payments are possible include the following:
Sponsors; Directors
We have entered into customary indemnification agreements with Hertz Holdings, the Sponsors and Hertz Holdings' stockholders affiliated with the Sponsors, pursuant to which Hertz Holdings and Hertz will indemnify the Sponsors, Hertz Holdings' stockholders affiliated with the Sponsors and their respective affiliates, directors, officers, partners, members, employees, agents, representatives and controlling persons, against certain liabilities arising out of performance of a consulting agreement with Hertz Holdings and each of the Sponsors and certain other claims and liabilities, including liabilities arising out of financing arrangements or securities offerings. Hertz Holdings also entered into indemnification agreements with each of its directors. We do not believe that these indemnifications are reasonably likely to have a material impact on us.
Environmental
We have indemnified various parties for the costs associated with remediating numerous hazardous substance storage, recycling or disposal sites in many states and, in some instances, for natural resource damages. The amount of any such expenses or related natural resource damages for which we may be held responsible could be substantial. The probable expenses that we expect to incur for such matters have been accrued, and those expenses are reflected in our condensed consolidated financial statements. As of December 31, 2012 and December 31, 2011, the aggregate amounts accrued for environmental liabilities including liability for environmental indemnities, reflected in our condensed consolidated balance sheets in "Accrued liabilities" were $2.6 million and $1.5 million, respectively. The accrual generally represents the estimated cost to study potential environmental issues at sites deemed to require investigation or clean-up activities, and the estimated cost to implement remediation actions, including on-going maintenance, as required. Cost estimates are developed by site. Initial cost estimates are based on historical experience at similar sites and are refined over time on the basis of in-depth studies of the sites. For many sites, the remediation costs and other damages for which we ultimately may be responsible cannot be reasonably estimated because of uncertainties with respect to factors such as our connection to the site, the materials there, the involvement of other potentially responsible parties, the application of laws and other standards or regulations, site conditions, and the nature and scope of investigations, studies, and remediation to be undertaken (including the technologies to be required and the extent, duration, and success of remediation).

12. COMMITMENTS AND CONTINGENCIES

        There have been no material changes to the Commitments and Contingencies Note 14 of the Company's audited consolidated financial statements contained elsewhere in this prospectus, with the exception of the following:

Vehicle Insurance Reserves

        The Company records reserves for its public liability and property damage exposure using actuarially-based loss estimates, which are updated semi-annually in June and December of each year. In June 2011, the Company began semi-annual updates for supplemental liability insurance, as such reserves had been previously updated on an annual basis in December. As a result of favorable overall claims loss development, the Company recorded favorable insurance reserve adjustments, which effectively represents revision to previous estimates of vehicle insurance charges, of $2.5 million for the nine months ended September 30, 2012 and $10.6 million for the nine months ended September 30, 2011.

Contingencies

        The following recent developments pertaining to legal proceedings described in the Company's Form 10-K are furnished on a supplemental basis:

        On March 2, 2012, the appellate court in Susan and Jeffrey Dillon v. DTG Operations, Inc. d/b/a Thrifty Car Rental (Case No. 09CH34874, Cook County Circuit Court, Chancery Division, Illinois) upheld the lower court's ruling in favor of the Company. The Plaintiffs did not seek a rehearing or further appeals, and this action has been dismissed.

        On September 20, 2012, plaintiffs in Henzel v. Dollar Thrifty Automotive Group, Inc., et al. (Consolidated Case No. CJ-2010-02761, Dist. Ct. Tulsa County, Oklahoma) filed a dismissal without prejudice and have indicated they will not seek recovery of attorney fees.

        On September 21, 2012, plaintiffs in Re: Dollar Thrifty Shareholder Litigation (Consolidated Case No. 5458-VCS, Delaware Court of Chancery) filed a stipulation and proposed order and proposed final judgment, which, if approved by the Court upon notice to the certified class, would dismiss the case as moot and without payment of attorney fees. The hearing on the proposed dismissal is scheduled in November 2012.

        Aside from the above and the item discussed in Note 15, none of the other legal proceedings described in the Company's Form 10-K have experienced material changes.

        Various legal actions, claims and governmental inquiries and proceedings have been in the past, or may be in the future, asserted or instituted against the Company, including other purported class actions or proceedings relating to the Hertz transaction terminated in October 2010 and some that may demand large monetary damages or other relief which could result in significant expenditures. The Company is also subject to potential liability related to environmental matters. The Company establishes reserves for litigation and environmental matters when the loss is probable and reasonably estimable. It is reasonably possible that the final resolution of some of these matters may require the Company to make expenditures in excess of established reserves, over an extended period of time and in a range of amounts that cannot be reasonably estimated. The term "reasonably possible" is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than probable. The Company evaluates developments in its legal matters that could affect the amount of previously accrued reserves and makes adjustments as appropriate. Significant judgment is required to determine both likelihood of a further loss and the estimated amount of the loss. With respect to outstanding litigation and environmental matters, based on current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in the aggregate, have a material adverse effect on its business or consolidated financial statements. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties.

Other

        In June 2012, the Company executed a vehicle supply agreement with Chrysler Group LLC ("Chrysler Group") for a three-year term beginning with program year 2013 (August 1, 2012) and ending at the end of program year 2015 (July 31, 2015), that will allow the Company to source a portion of its vehicle purchases, with certain minimum volumes, through Chrysler Group. Volume requirements may be modified by mutual agreement between the Company and Chrysler Group.

14. COMMITMENTS AND CONTINGENCIES

Concessions and Operating Leases

        The Company has certain concession agreements principally with airports throughout the U.S. and Canada. Typically, these agreements provide airport terminal counter space in return for a minimum rent. In many cases, the Company's subsidiaries are also obligated to pay insurance and maintenance costs and additional rents generally based on revenues earned at the location. Certain of the airport locations are operated by franchisees who are obligated to make the required rent and concession fee payments under the terms of their franchise arrangements with the Company's subsidiaries.

        The Company's subsidiaries operate from various leased premises under operating leases with terms up to 30 years. Some of the leases contain renewal options. Certain leases include contingent rental amount based on a percentage of the Company's revenue or gross receipts as defined in the lease agreement.

        Expenses incurred under operating leases and concessions were as follows:

	Year Ended December 31,
	2011	2010	2009
	(In Thousands)
Rent	$48,682	$47,915	$49,543
Concession expenses:
Minimum fees	107,095	102,080	101,938
Contingent fees	27,144	31,711	32,263

	182,921	181,706	183,744
Less sublease rental income	(498)	(574)	(785)

Total	$182,423	$181,132	$182,959

        Future minimum rentals and fees under noncancelable operating leases and the Company's obligations for minimum airport concession fees at December 31, 2011 are presented in the following table:

	Company-Owned Stores Concession Fees	Operating Leases	Total
	(In Thousands)
2012	$98,351	$40,429	$138,780
2013	85,594	32,866	118,460
2014	62,120	25,323	87,443
2015	43,908	20,221	64,129
2016	37,088	17,290	54,378
Thereafter	130,771	48,333	179,104

	457,832	184,462	642,294
Less sublease rental income	—	(895)	(895)

	$457,832	$183,567	$641,399

Vehicle Insurance Reserves

        The Company is self insured for a portion of vehicle insurance claims. In 2011, 2010 and 2009, the Company retained risk of loss up to $7.5 million, in each year, per occurrence for public liability and property damage claims, including third-party bodily injury and property damage. The Company maintains insurance for losses above these levels. The Company retains the risk of loss on SLI policies sold to vehicle rental customers.

        The Company records reserves for its public liability and property damage exposure using actuarially-based loss estimates, which are updated semi-annually in June and December of each year. In June 2011, the Company began semi-annual updates for SLI, as such reserves had been previously updated on an annual basis in December. As a result of favorable overall claims loss development experienced in 2011 and 2010, the Company recorded favorable insurance reserve adjustments, which effectively represents revision to previous estimates of vehicle insurance charges, of $32.2 million and $13.4 million during 2011 and 2010, respectively. This favorable claims development is driven by changes in loss development factors as a result of favorable claims development trends resulting from specific actions taken by the Company to lower its overall insurance costs. Those steps included, among others, closing a significant number of local market locations and raising acceptable credit scores for eligible customers in order to reduce the likelihood of adverse selection in certain markets. Additionally, the Company has implemented drivers' license validation procedures and requires examinations under oath in order to reduce the risk of fraud and personal injury claims in certain markets.

        The accrual for Vehicle Insurance Reserves includes amounts for incurred and incurred but not reported losses. Such liabilities are based on actuarially determined estimates and management believes that the amounts accrued are adequate. At December 31, 2011 and 2010, the public liability and property damage amounts have been discounted at 0.4% and 1.0% (assumed risk free rate), respectively, based upon the actuarially determined estimated timing of payments to be made in future years. Discounting resulted in reducing the accrual for public liability and property damage by $0.4 million and $1.3 million at December 31, 2011 and 2010, respectively. SLI amounts are not discounted. Estimated future payments of Vehicle Insurance Reserves as of December 31, 2011 are as follows (in thousands):

2012	$21,220
2013	15,314
2014	7,037
2015	4,617
2016	2,995
Thereafter	3,508

Aggregate undiscounted public liability and property damage	54,691
Effect of discounting	(375)

Public liability and property damage, net of discount	54,316
Supplemental liability insurance	32,199

Total vehicle insurance reserves	$86,515

Contingencies

        Various class action complaints relating to the now terminated proposed merger transaction with Hertz Global Holdings, Inc. ("Hertz") have been filed in Oklahoma state court, Oklahoma federal court, and Delaware Chancery Court against the Company, its directors, and Hertz by various plaintiffs, for themselves and on behalf of the Company's stockholders, excluding defendants and their affiliates. These complaints allege that the consideration the Company's stockholders would have received in connection with the proposed transaction with Hertz is inadequate and that the Company's directors breached their fiduciary duties to stockholders in negotiating and approving the merger agreement. These complaints also allege that the proxy materials that were sent to the Company's stockholders to approve the merger agreement are materially false and misleading. The cases and their current status are as follows: 1) Henzel v. Dollar Thrifty Automotive Group, Inc., et al. (Consolidated Case No. CJ-2010-02761, Dist. Ct. Tulsa County, Oklahoma)—this case has not been dismissed but is currently inactive and 2) In Re: Dollar Thrifty Shareholder Litigation (Consolidated Case No. 5458-VCS, Delaware Court of Chancery)—on October 18, 2011, plaintiffs sought permission to amend their pleadings to assert additional claims that members of the Company's board of directors (the "Board") breached their fiduciary duties concerning the following matters: (a) the Board's response to a merger proposal by Avis Budget Group, Inc. ("Avis Budget") in September 2010; (b) the Board's use of defensive measures, including the adoption of a poison pill, in response to the Exchange Offer made by Hertz; (c) the Board's response to the failure of Hertz to submit an improved final offer meeting certain Board criteria by October 10, 2011; and (d) the Board's alleged failure to make full material disclosures to the Company's stockholders concerning the Hertz offer, the Company's stand-alone plan, and the Company's negotiations with Hertz regarding a business combination. The court has not ruled on the plaintiffs' request to amend. On November 1, 2011, the plaintiffs advised the court that the parties have agreed to stay further activity pending the outcome of the Hertz antitrust review process.

        The Company is a defendant in several class action lawsuits in California and one in Colorado. The California lawsuits allege that the pass through of the California trade and tourism commission and airport concession fees violate antitrust laws and various other rights and laws by compelling out-of-state visitors to subsidize the passenger car rental tourism assessment program, violation of the California Business and Professions Code breach of contract. The Company has accrued a contingency related to the preliminary settlement.

        The Colorado lawsuit alleges violation of the Colorado Consumer Protection Act. The lawsuit in Colorado was dismissed with prejudice in July 2010 and the plaintiffs filed a notice of appeal in August 2010. Appellate briefing was completed on May 16, 2011 and oral argument on the appeal occurred on December 6, 2011, and the parties are awaiting a ruling. The Company intends to vigorously defend these matters. Given the inherent uncertainties of litigation, the Company cannot predict the ultimate outcome or reasonably estimate the amount of ultimate loss that may arise from these lawsuits.

        Various other legal actions, claims and governmental inquiries and proceedings have been in the past, or may be in the future, asserted or instituted against the Company, including other purported class actions or proceedings relating to the Hertz transaction terminated in October 2010 or a potential acquisition transaction, and some that may demand large monetary damages or other relief which could result in significant expenditures. Litigation is subject to many uncertainties and is inherently unpredictable. The Company is also subject to potential liability related to environmental matters. The Company establishes reserves for litigation and environmental matters when the loss is probable and reasonably estimable. It is reasonably possible that the final resolution of some of these matters may require the Company to make expenditures in excess of established reserves. The term "reasonably possible" is used herein to mean that the chance of a future transaction or event occurring is more than remote but less than probable. The Company evaluates developments in its legal matters that could affect the amount of previously accrued reserves and makes adjustments as appropriate. Significant judgment is required to determine both likelihood of a further loss and the estimated amount of the loss. With respect to outstanding litigation and environmental matters, based on current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in the aggregate, have a material adverse effect on its business or consolidated financial statements. However, the outcome of such legal matters is inherently unpredictable and subject to significant uncertainties.

Other

        On April 4, 2011, the Company and HP Enterprise Services, LLC ("HP") entered into a three and one-half year data processing service agreement (the "Service Agreement"), which requires annual payments of approximately $20 million for 2012 and 2013 and approximately $10 million for 2014. The Company also has a telecommunications contract which will require annual payments totaling $1.2 million for 2012. Additionally, the Company has software and hardware maintenance agreements which require annual payments totaling approximately $2.1 million and $1.5 million for 2012 and 2013, respectively.

        In addition to the letters of credit described in Note 8, the Company had letters of credit totaling $4.0 million and $5.5 million at December 31, 2011 and 2010, respectively, which are primarily used to support insurance programs and airport concession obligations in Canada. The Company may also provide guarantees on behalf of franchisees to support compliance with airport concession bids. Non-performance of the obligation by the franchisee would trigger the obligation of the Company. At December 31, 2011, there were no such guarantees on behalf of franchisees.

        At December 31, 2011, the Company had outstanding vehicle purchase commitments of approximately $1.3 billion over the next 12 months.